[COOPER LOGO]





                                LEHMAN BROTHERS
                          INDUSTRIAL SELECT CONFERENCE


                                DECEMBER 1, 2000

          Material in this presentation may include forward looking statements under the Private Securities Litigation Act of 1995. These statements are subject to various risks and uncertainties, many of which are outside the control of the Company, such as the level of market demand, competitive pressures and future economic conditions. A discussion of these factors may be found in the Company's annual report on Form 10-K and other recent SEC filings.

          This is a copyrighted presentation of Cooper Industries, Inc. and is intended for the exclusive use of the participating audience. No other use of this presentation may be made without the express written consent of Cooper Industries.

                               COOPER INDUSTRIES


                        A Growing Presence in Worldwide
                        Electrical & Electronic Markets

                                     AGENDA



               o    Historical Perspective

               o    Current Performance Trends

               o    Long-term Potential

                               COOPER INDUSTRIES
                                      1995




                                  [PIE CHART]




                   Pro-Forma Annualized Revenues $6.1 Billion

                               STRATEGIC ACTIONS


               o    Exit low return businesses with limited upside potential

                               COOPER INDUSTRIES
                                      1995



                                    [PIE CHART]



                             Low Return Businesses
                        Annualized Revenues $3.3 Billion

                               STRATEGIC ACTIONS
                             Continuing Operations



                                      1995


                                  [PIE CHART]


                                  $2.8 Billion

               o Focus remaining business lines on growing earnings and cash flow

               o Strengthen existing businesses and expand product scope with complementary acquisitions

                               COOPER INDUSTRIES
                             Continuing Operations


          1995                                              2000


      [PIE CHART]                                        [PIE CHART]


      $2.8 Billion                                      $4.5 Billion

                                    REVENUES
                                  ($ Billions)






                                  [BAR GRAPH]

                               OPERATING EARNINGS
                                  ($ Millions)





                                   [BAR GRAPH]

                                     EBITDA
                                  ($ Millions)





                                  [BAR GRAPH]

                               EARNINGS PER SHARE




                                  [BAR GRAPH]

                     RETURN ON
                  INVESTED CAPITAL                           RETURN ON EQUITY





                     [BAR GRAPH]                               [BAR GRAPH]

                              DIVIDENDS PER SHARE




                                  [BAR GRAPH]



                           o    Current yield of 3.5%

                            COOPER GROWTH PLATFORMS



            --------------------            --------------------
               Hazardous Duty                Circuit Protection
            Electrical Equipment
            --------------------            --------------------
        [COOPER LOGO] Crouse-Hinds         [COOPER LOGO] Bussmann



--------------------        --------------------           -------------------
     Lighting                   Power Systems                      Tools
--------------------        --------------------           -------------------
[COOPER LOGO] Lighting      [COOPER LOGO] Power Systems    [COOPER LOGO] Tools



--------------------          ----------------------         -------------------
                                  General Duty
   Wiring Devices               Electrical Equipment                 Europe
--------------------          ----------------------         -------------------
[COOPER LOGO] Wiring Devices  [COOPER LOGO] B-Line         [COOPER LOGO] Menvier



                     Estimated Annual Revenues $5.0 billion

[COOPER LOGO] Crouse-Hinds                                        [PIE CHART]

Electrical products designed to protect
electrical systems in demanding
commercial and industrial environments.





[PHOTOGRAPH]                                                       [PHOTOGRAPH]





Major Markets: Used in commercial, industrial and hazardous area environments.

[COOPER LOGO] Bussmann                                         [PIE CHART]

Circuit protection and power
management products designed to
protect electrical and electronic systems.





[PHOTOGRAPH]                                                       [PHOTOGRAPH]




Major Markets: Used in electrical and automotive systems, telecommunications products, consumer electronics, computers and peripherals.

[COOPER LOGO] Lighting                                     [PIE CHART]

Lighting fixtures and related
products for indoor and outdoor use





[PHOTOGRAPH]                                                       [PHOTOGRAPH]



Major Markets: Used in residential and commercial installations, including homes, office buildings, shopping centers, sports facilities, parking lots and industrial plants.

[COOPER LOGO] Power Systems                              [PIE CHART]

Equipment, components and systems
for the distribution and management of
electrical power.



[PHOTOGRAPH]                                                       [PHOTOGRAPH]



Major Markets: Used by electrical utilities and significant commercial and industrial power producers.

[COOPER LOGO] Menvier                                            [PIE CHART]

Emergency lighting, security equipment,
fire detection systems and lighting fixtures.




[PHOTOGRAPH]                                                       [PHOTOGRAPH]


Major Markets: Residential, industrial
and commercial.

[COOPER LOGO] Wiring Devices                              [PIE CHART]

Wiring devices, switches, plugs and
receptacles to deliver and control
electrical power




[PHOTOGRAPH]                                                       [PHOTOGRAPH]


Major Markets: Residential, commercial and industrial use.

[COOPER LOGO] B-Line                              [PIE CHART]

Support systems and enclosures used in
the installation and retrofitting of electrical, mechanical and telecommunications applications



[PHOTOGRAPH]                                                       [PHOTOGRAPH]



Major Markets: Used by commercial, industrial, utility and original equipment manufacturing markets.

[COOPER LOGO] Tools                                       [PIE CHART]

Electric and pneumatic industrial power
tools, automated assembly systems and
premium hand tools.



[PHOTOGRAPH]                                                       [PHOTOGRAPH]


Major Markets: Power tools: aerospace, automotive, general industrial and energy applications.

Hand tools: general manufacturing, electronics, agricultural, consumer and construction industries.

                       NORTH AMERICAN ELECTRICAL INDUSTRY

                            Cooper's Current Markets



                                  [PIE CHART]


                    $40 billion (47th) of $85 billion Market

                            KEY DRIVERS OF NEAR-TERM
                                  PERFORMANCE

                              RECENT ACQUISITIONS




                                 [B-LINE LOGO]
                [EAGLE ELECTRIC LOGO]    [WILLSHER & QUICK LOGO]
   [S&S LOW TENSION SWITCHGEAR, LTD. LOGO]  [SHAPER LIGHTING LOGO] [KME LOGO]

                          RECOVERY IN ENERGY INDUSTRY
                                PROJECT SPENDING



                         Active Petrochemical Projects
                                  (Worldwide)



                                  [LINE CHART]

                         COMMERCIAL AIRCRAFT PRODUCTION





                                  [BAR GRAPH]

                           HIGH-GROWTH PRODUCT LINES



                                  [PHOTOGRAPHS]

                        MAJOR COST IMPROVEMENT PROJECTS
                                COOPER LIGHTING






                                     [MAP]






Status
-------

o    Monterrey start up underway/
     operations restructuring
     complete by year end

o    Headquarters relocation 4Q/01

o    China outsourcing gaining
     momentum

                        MAJOR COST IMPROVEMENT PROJECTS
                                 COOPER MENVIER



                                      [MAP]


Status
-------

o    Holmes Chapel closed 7/00

o    Banbury to be closed by year end

o    China production being expanded

                        MAJOR COST IMPROVEMENT PROJECTS
                             COOPER WIRING DEVICES




                                     [MAP]



Status
-------

o    200+ positions to be moved by
     year end

o    Transition inventories being built

o    China sourcing being developed

                        MAJOR COST IMPROVEMENT PROJECTS
                                  COOPER TOOLS



                                     [MAP]



Status
-------

o    Mexican manufacturing facility
     under construction

o    Low cost production begins in
     2001

                            COOPER GROWTH PLATFORMS



            --------------------            --------------------
               Hazardous Duty                Circuit Protection
            Electrical Equipment
            --------------------            --------------------
        [COOPER LOGO] Crouse-Hinds         [COOPER LOGO] Bussmann



--------------------        --------------------           -------------------
     Lighting                   Power Systems                      Tools
--------------------        --------------------           -------------------
[COOPER LOGO] Lighting      [COOPER LOGO] Power Systems    [COOPER LOGO] Tools



--------------------          ----------------------         -------------------
                                  General Duty
   Wiring Devices               Electrical Equipment                 Europe
--------------------          ----------------------         -------------------
[COOPER LOGO] Wiring Devices  [COOPER LOGO] B-Line         [COOPER LOGO] Menvier

                            COOPER GROWTH PLATFORMS



            --------------------            --------------------
               Hazardous Duty                Circuit Protection
            Electrical Equipment
            --------------------            --------------------
        [COOPER LOGO] Crouse-Hinds         [COOPER LOGO] Bussmann



--------------------        --------------------           -------------------
     Lighting                   Power Systems                      Tools
--------------------        --------------------           -------------------
[COOPER LOGO] Lighting      [COOPER LOGO] Power Systems    [COOPER LOGO] Tools



--------------------          ----------------------         -------------------
                                  General Duty
   Wiring Devices               Electrical Equipment                 Europe
--------------------          ----------------------         -------------------
[COOPER LOGO] Wiring Devices  [COOPER LOGO] B-Line         [COOPER LOGO] Menvier


                            -----------------------
                                   [LEVERAGE]
                            -----------------------

                               STRATEGIC SOURCING



o    High volume, limited supplier base
     --   Direct negotiation

o    High volume, multiple supplier base
     --   Freemarkets auction

o    Other
     --   Cooper integrated business model

                               STRATEGIC SOURCING



o    High volume, limited supplier base
     --   Direct negotiation

o    High volume, multiple supplier base
     --   Freemarkets auction

o    Other
     --   Cooper integrated business model



                 ---------------------------------------------
                                  $50 million
                               annualized savings
                 ---------------------------------------------

-------------------------------------------------------------------------------

                             THE COOPER CONNECTION

-------------------------------------------------------------------------------



                                 [COOPER LOGO]
                                   Connection



                                                       The Power
                                                       Behind the Brands.

                             THE COOPER CONNECTION


o    Observations

     -- Cooper is the #1 or #2 largest supplier at most major electrical distributors in North America

     --   Typically, distributors do not carry all available
          Cooper products

     -- There is potential for expanded sales of currently carried products at most distributors

                              -------------------
                                 Hazardous Duty
                              Electrical Equipment
                              --------------------
                           [COOPER LOGO] Crouse-Hinds


----------------------                                     ------------------
       Lighting                                            Circuit Protection
----------------------                                     ------------------
[COOPER LOGO] Lighting                                    [COOPER LOGO] Bussmann


                                      THE
                               COOPER CONNECTION


           -------------------------                   ------------------------
                Wiring Devices                                General Duty
                                                          Electrical Equipment
           -------------------------                   -------------------------
           [COOPER LOGO] Wiring Devices                   [COOPER LOGO] B-Line

                             THE COOPER CONNECTION



o    Distributor Benefits

     --   Incentive to grow Cooper business


o    Cooper Benefits

     --   Enhances revenue growth


                   Easy to understand -- Simple to administer

                            KEY DRIVERS OF NEAR-TERM
                                  PERFORMANCE



o    Recent acquisitions

o    Recovery in electrical construction
     materials and aerospace tools

o    Higher growth product lines

o    Cost improvement projects

o    Strategic Sourcing

o    The Cooper Connection

                                   CASH FLOW
                                  ($ Millions)





                                  [BAR GRAPH]

                                 [COOPER LOGO]




                        A Growing Presence in Worldwide
                        Electrical & Electronic Markets


                         o    Leading Business Platforms

                         o    Expanding Growth Opportunities

                         o    Strong Cash Flow

                                 [COOPER LOGO]